UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  July 27, 2009

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
Initial Depositor
(Exact name of Registrant as specified in its charter)

Internet Infrastructure HOLDRS (SM) Trust
[Issuer with respect to the receipts]

DELAWARE (State or other jurisdiction of incorporation)	001-15327 Commission File Number	13-5674085 (I.R.S. Employer Identification No.)
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250 Vesey Street
New York, New York 10281
(Address of principal executive offices and zip code)

(212) 449-1000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On July 21, 2009, the merger of Vignette Corporation and Open Text Corporation became effective.  As a result, Vignette Corporation will no longer be an underlying constituent of the Internet Infrastructure HOLDRS (SM) Trust.  In connection with the merger, shareholders will receive 0.1447 shares of Open Text Corporation and $8.00 in cash for each share of Vignette Corporation.  The Bank of New York Mellon will receive 0.0868 shares of Open Text Corporation and $4.80 in cash for the 0.6 shares of Vignette Corporation per 100 share round lot of Internet Infrastructure HOLDRS.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Internet Infrastructure HOLDRS Trust Prospectus Supplement dated July 27, 2009 to Prospectus dated March 11, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Date: July 27, 2009	By:	/s/ Ninon B. Marapachi
		Name:	Ninon B. Marapachi
		Title:	Director

EXHIBIT INDEX

Number and Description of Exhibit

(99.1)	Internet Infrastructure HOLDRS Trust Prospectus Supplement dated July 27, 2009 to Prospectus dated March 11, 2009.